UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 22, 2013
POTASH AMERICA, INC.
(Exact name of registrant as specified in its charter)
Nevada	333-150775	41-2247537
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
8th Floor – 200 South Virginia Street, Reno, Nevada		89501
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(775) 398-3019
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

Effective April 22, 2013, Norman Marcus and Alan Brass have each resigned as a director of the Registrant.

There have been no disagreements between the Registrant and each of Norman Marcus and Alan Brass.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POTASH AMERICA, INC.
/s/ Matthew Markin
Matthew Markin
President and Director

Date:	April 22, 2013